                                                                    EXHIBIT 10.2


                             ESOP Restoration Plan

                                      Of

                             Port Financial Corp.



                       ________________________________



                     Effective on [the Date of Conversion]

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
                                   Article I
                                   ---------

                                  Definitions
                                  -----------

     Section 1.1    Affiliated Employer....................................    1
                    -------------------
     Section 1.2    Applicable Limitation..................................    1
                    ---------------------
     Section 1.3    Bank...................................................    1
                    ----
     Section 1.4    Beneficiary............................................    1
                    -----------
     Section 1.5    Board..................................................    1
                    -----
     Section 1.6    Change in Control......................................    2
                    -----------------
     Section 1.7    Code...................................................    3
                    ----
     Section 1.8    Committee..............................................    3
                    ---------
     Section 1.9    Company................................................    3
                    -------
     Section 1.10   Eligible Employee......................................    3
                    -----------------
     Section 1.11   Employee...............................................    3
                    --------
     Section 1.12   Employer Contributions.................................    3
                    ----------------------
     Section 1.13   Erisa..................................................    3
                    -----
     Section 1.14   Esop...................................................    3
                    ----
     Section 1.15   Exchange Act...........................................    3
                    ------------
     Section 1.16   Fair Market Value of a Share...........................    3
                    ----------------------------
     Section 1.17   Former Participant.....................................    4
                    ------------------
     Section 1.18   Participant............................................    4
                    -----------
     Section 1.19   Participating Employer.................................    4
                    ----------------------
     Section 1.20   Plan...................................................    4
                    ----
     Section 1.21   Share..................................................    4
                    -----
     Section 1.22   Stock Unit.............................................    4
                    ----------
     Section 1.23   Termination of Service.................................    4
                    ----------------------

                                  Article II
                                  ----------

                                 Participation
                                 -------------

     Section 2.1    Eligibility for Participation..........................   5
                    -----------------------------
     Section 2.2    Commencement of Participation..........................   5
                    -----------------------------
     Section 2.3    Termination of Participation...........................   5
                    ----------------------------

                                  Article III
                                  -----------

                           Benefits to Participants
                           ------------------------

     Section 3.1    Supplemental ESOP Benefits.............................   5
                    --------------------------
     Section 3.2    Restored ESOP Benefits.................................   7
                    -----------------------

                                      (i)

                                                                            Page
                                                                            ----
                                  Article IV
                                  ----------

                                Death Benefits
                                --------------

     Section 4.1    Supplemental Esop Death Benefits......................     8
                    --------------------------------
     Section 4.2    Restored Esop Death Benefits..........................     8
                    ----------------------------
     Section 4.3    Beneficiaries.........................................     8
                    -------------

                                   Article V
                                   ---------

                                  Trust Fund
                                  ----------

     Section 5.1    Establishment of Trust................................     9
                    ----------------------
     Section 5.2    Contributions to Trust................................     9
                    ----------------------
     Section 5.3    Unfunded Character of Plan............................     9
                    --------------------------

                                  Article VI
                                  ----------

                                Administration
                                --------------

     Section 6.1    The Committee.........................................    10
                    -------------
     Section 6.2    Liability of Committee Members and their Delegates....    11
                    --------------------------------------------------
     Section 6.3    Plan Expenses.........................................    11
                    -------------
     Section 6.4    Facility of Payment...................................    11
                    -------------------

                                  Article VII
                                  -----------

                           Amendment and Termination
                           -------------------------

     Section 7.1    Amendment by the Company..............................    11
                    ------------------------
     Section 7.2    Termination...........................................    12
                    -----------
     Section 7.3    Amendment or Termination by Other Employers...........    12
                    -------------------------------------------

                                 Article VIII
                                 ------------

                           Miscellaneous Provisions
                           ------------------------

     Section 8.1    Construction and Language.............................    12
                    -------------------------
     Section 8.2    Headings..............................................    13
                    --------
     Section 8.3    Non-Alienation of Benefits............................    13
                    --------------------------
     Section 8.4    Indemnification.......................................    13
                    ---------------
     Section 8.5    Severability..........................................    13
                    ------------
     Section 8.6    Waiver................................................    13
                    ------
     Section 8.7    Governing Law.........................................    14
                    -------------

                                     (ii)

                                                                            Page
                                                                            ----
     Section 8.8     Withholding..........................................    14
                     -----------
     Section 8.9     No Deposit Account...................................    14
                     ------------------
     Section 8.10    Rights of Employees..................................    14
                     -------------------
     Section 8.11    Status of Plan Under Erisa...........................    14
                     --------------------------
     Section 8.12    Successors and Assigns...............................    14
                     ----------------------

                                     (iii)

                             Esop Restoration Plan
                             ---------------------

                                      Of
                                      --

                             Port Financial Corp.
                             --------------------


                                   Article I
                                   ---------

                                  Definitions
                                  -----------

          Wherever appropriate to the purposes of the Plan, capitalized terms shall have the meanings assigned to them under the ESOP; provided, however, that the following special definitions shall apply for purposes of the Plan, unless a different meaning is clearly indicated by the context:

          Section 1.1    Affiliated Employer means the Bank; any corporation
                         -------------------
which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Bank; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with the Bank; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Bank; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Bank; and any other entity that is required to be aggregated with the Bank pursuant to regulations under section 414(o) of the Code.

          Section 1.2    Applicable Limitation means any of the following: (a)
                         ---------------------
the limitation on annual compensation that may be recognized under a tax-qualified plan for benefit computation purposes pursuant to section 401(a)(17) of the Code; (b) the maximum limitation on annual benefits payable by a tax-qualified defined benefit plan pursuant to section 415(b) of the Code; (c) the maximum limitation on annual additions to a tax-qualified defined contribution plan pursuant to section 415(c) of the Code; (d) the maximum limitation on aggregate annual benefits and annual additions under a combination of tax-qualified defined benefit and defined contribution plans maintained by a single employer pursuant to section 415(e) of the Code; (e) the maximum limitation on annual elective deferrals to a qualified cash or deferred arrangement pursuant to section 402(g) of the Code; (f) the annual limitation on elective deferrals under a qualified cash or deferred arrangement by highly compensated employees pursuant to section 401(k) of the Code; and (g) the annual limitation on voluntary employee contributions by, and employer matching contributions for, highly compensated employees pursuant to section 401(m) of the Code.

           Section 1.3   Bank means Cambridgeport Bank and any successor
                         ----
thereto.

          Section 1.4    Beneficiary means any person, other than a Member or
                         -----------
Former Member, who is determined to be entitled to benefits under the terms of the Plan.

           Section 1.5   Board means the Board of Directors of the Company.
                         -----

           Section 1.6   Change In Control means the happening of any of the
                         -----------------
following events:

          (i) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

                (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

          (ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

          (iii) a complete liquidation or dissolution of the Company;

          (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

                (A) individuals who were members of the Board of Directors of the Company on the Effective Date; or

                (B) individuals who first became members of the Board of Directors of the Company after the Effective Date either:

                    (1) upon election to serve as a member of the Board of
               Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                    (2) upon election by the shareholders of the Board of
               Directors of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company; or

          (v) any event which would be described in section 1.6(i), (ii), (iii) or (iv) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 1.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          Section 1.7    Code means the Internal Revenue Code of 1986 (including
                         ----
the corresponding provisions of any prior law or succeeding law).

          Section 1.8    Committee means the Compensation Committee of the Board
                         ---------
of Directors of the Company, or such other person, committee or other entity as shall be designated by or on behalf of the Board to perform the duties set forth in Article VI.

           Section 1.9   Company means Port Financial Corp. or any successor
                         -------
thereto.

          Section 1.10   Eligible Employee means an Employee who is eligible for
                         -----------------
participation in the Plan in accordance with the provisions of Article II.

           Section 1.11  Employee means any person, including an officer, who is
                         --------
employed by any Affiliated Employer.

           Section 1.12  Employer Contributions means contributions by any
                         ----------------------
Participating Employer to the ESOP.

          Section 1.13   ERISA means the Employee Retirement Income Security Act
                         -----
of l974, as amended from time to time (including the corresponding provisions of any succeeding law).

          Section 1.14   ESOP means the Employee Stock Ownership Plan of [Port
                         ----
Financial Corp.], as amended from time to time (including the corresponding provisions of any successor qualified employee stock ownership plan adopted by the Company).

          Section 1.15   Exchange Act means the Securities Exchange Act of 1934,
                         ------------
as amended from time to time (including the corresponding provisions of any succeeding law).

           Section 1.16  Fair Market Value Of A Share means, with respect to a
                         ----------------------------
Share on a specified date:

          (a) the final quoted sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which like Shares are listed or admitted to trading; or

          (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

          (c) if sections 1.16(a) and (b) are not applicable, the fair market value of a Share as determined by an appraiser independent of any Participating Employer and experienced and expert in the field of corporate appraisal.

          Section 1.17   Former Participant means a person whose participation
                         ------------------
in the Plan has terminated as provided under section 2.3.

           Section 1.18  Participant means any person who is participating in
                         -----------
the Plan in accordance with its terms.

          Section 1.19   Participating Employer means the Bank and any successor
                         ----------------------
thereto and the Company and any successor thereto and any other Affiliated Employer which, with the prior written approval of the Board of Directors of Port Financial Corp. and subject to such terms and conditions as may be imposed by the Board of Directors of Port Financial Corp., shall adopt this Plan.

          Section 1.20   Plan means the ESOP Restoration Plan of Cambridgeport
                         ----
Bank, as amended from time to time (including the corresponding provisions of any successor plan adopted by the Bank).

           Section 1.21  Share  means a share of common stock, par value $.01
                         -----
per share, of Port Financial Corp.

          Section 1.22   Stock Unit means a right to receive a payment under
                         ----------
the Plan in an amount equal, on the date as of which such payment is made, to the Fair Market Value of a Share.

          Section 1.23   Termination Of Service means an Employee's separation
                         ----------------------
from service with all Affiliated Employers as an Employee, whether by resignation, discharge, death, disability, retirement or otherwise.

                                  Article II
                                  ----------

                                 PARTICIPATION
                                 -------------

          Section 2.1   Eligibility for Participation.
                        -----------------------------

          Only Eligible Employees may be or become Participants. An Employee shall become an Eligible Employee if:

          (a) he or she holds the office of Chairman, Chief Executive Officer, President or Executive Vice President of the Bank or the Company, or he or she has been designated an Eligible Employee by resolution of the Board; and

          (b) he or she is a Participant in the ESOP and the benefits to which he or she is entitled thereunder are limited by one or more of the Applicable Limitations;

provided, however, that no person shall be named an Eligible Employee, nor shall any person who has been an Eligible Employee continue as an Eligible Employee, to the extent that such person's participation, or continued participation, in the Plan would cause the Plan to fail to be considered maintained for the primary purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of ERISA.

          Section 2.2   Commencement of Participation.
                        -----------------------------

          An Employee shall become a Participant on the date when he or she first becomes an Eligible Employee, unless the Committee shall, by resolution, establish an earlier or later effective date of participation for a Participant.

          Section 2.3   Termination of Participation.
                        ----------------------------

          Participation in the Plan shall cease on the earlier of (a) the date of the Participant's Termination of Service or (b) the date on which he or she ceases to be an Eligible Employee.


                                  Article III
                                  -----------

                           Benefits to Participants
                           ------------------------

          Section 3.1   Supplemental ESOP Benefits.
                        --------------------------

          (a) A Participant whose benefits under the ESOP are limited by one or more of the Applicable Limitations shall be eligible for a supplemental ESOP benefit under this Plan in an amount equal to the sum of:

          (i) a number of Stock Units equal to the excess (if any) of (A) the aggregate number of Shares (including any reallocation of Shares forfeited upon the termination of employment of others participating in the ESOP) that would have been credited to the Participant's account under the ESOP in the absence of the Applicable Limitations over (B) the number of Shares actually credited to his account under the ESOP; plus

          (ii) if and to the extent that Employer Contributions to the ESOP result in allocations to the Participant's account of assets other than Shares, an amount equal to the excess (if any) of (A) the aggregate amount of Employer Contributions (including any reallocation of amounts forfeited upon the termination of employment of others participating in the ESOP) that would have been credited to the Participant's account under the ESOP in the absence of the Applicable Limitations over (B) the aggregate amount of Employer Contributions (including any reallocation of amounts forfeited upon the termination of employment of others participating in the ESOP) actually credited to the Participant's account under the ESOP;

adjusted for earnings and losses as provided section 31(b); provided, however, that if the Participant dies before the payment of such supplemental ESOP benefit begins, no benefit shall be payable under this section 31 and the survivor benefit, if any, which may be payable shall be determined under section 4.1.

          (b) The Committee shall cause to be maintained a bookkeeping account to reflect all Shares and Employer Contributions (including any reallocation of amounts forfeited upon the termination of employment of others participating in the ESOP) that cannot be allocated to a Participant's account under the ESOP due to the Applicable Limitations and shall cause such bookkeeping account to be credited with such Employer Contributions and Stock Units reflecting such Shares as of the date on which such Employer Contributions and Shares, respectively, would have been credited to the Participant's account in the ESOP in the absence of the Applicable Limitations. The balance credited to such bookkeeping account shall be adjusted for earnings or losses as follows:

          (i) all Stock Units shall be adjusted from time to time so that the value of a Stock Unit on any date is equal to the Fair Market Value of a Share on such date, and the number of Stock Units shall be adjusted as and when appropriate to reflect any stock dividend, stock split, reverse stock split, exchange, conversion, or other event generally affecting the number of Shares held by all holders of Shares; and

          (ii) (A) except as provided in section 31(b)(ii)(B), the balance credited to such bookkeeping account that does not consist of Stock Units shall be credited with interest as of the last day of each calendar quarter at the highest rate of interest credited on certificates of deposit issued by the Bank during that calendar quarter; or

          (B) if and to the extent permitted by the Committee, the balance credited to such bookkeeping account that does not consist of Stock Units shall be adjusted as though such Employer Contributions had been contributed to a trust fund and invested, for the benefit of the Participant, in such investments at such time or times as the Participant shall have designated in such form and manner as the Committee shall prescribe;

provided, however, that to the extent that the Participant shall receive on a current basis any dividend paid with respect to Shares credited to his account under the ESOP, the bookkeeping account established for him under this Plan shall not be adjusted to reflect such dividend and, instead, the Participant shall be paid an amount per Stock Unit equal to the dividend per Share received by the Participant under the ESOP, at substantially the same time as such dividend is paid under the ESOP.

          (c) The supplemental ESOP benefit payable to a Participant hereunder shall be paid in a single lump sum as soon as practicable following the last day of the calendar year in which the Participant's Termination of Service occurs and shall be in an amount equal to the balance credited to his bookkeeping account. Notwithstanding the foregoing, a Participant may, within 30 days after first becoming eligible to participate in the Plan for purposes of receiving a supplemental ESOP benefit, specify that such supplemental ESOP benefit be paid in a different form or commencing at a different time by filing a written election, in such form and manner as the Committee may prescribe, within such 30 day period.

           Section 3.2   Restored  ESOP Benefits.
                         -----------------------

           (a) A Participant who satisfies section 2.1 shall be entitled, upon his Termination of Service upon or after attaining normal retirement age or being eligible for an early retirement benefit under the terms of the tax-qualified defined benefit plan maintained by the Company or the Bank, to an unfunded, unsecured promise from the Bank to receive an amount determined by:

           (i) projecting the total number of Shares that would have been allocated to the Participant's account under the terms of the ESOP had the Participant continued in the employ of the Bank measured from the date the Participant was first eligible to participate in the ESOP until the ESOP loan was repaid in full and the final allocation of Shares acquired when the ESOP loan was made; and then

           (ii) reducing the number of Shares projected in section 3.2(a)(i) above, by the actual number of Shares allocated to the Participant under the terms of the ESOP as of the last day of the final plan year of the ESOP in which the Participant was an active Participant for purposes of allocations under the ESOP; and

           (iii) multiplying the number of Shares determined in section 3.2(a)(ii) above by the average of the closing prices of such Shares at the end of each fiscal quarter during the preceding twelve fiscal quarters immediately preceding (or such fewer quarters as the Participant has been a Participant) the Participant's retirement.

           (b) The projection of Shares required by section 3.2(a)(i) above shall be performed by a certified public accountant or legal counsel selected by the Committee based on assumptions which the Committee has approved as reasonable at the time the calculation of the benefit payable to the Participant is performed.

           (c) The restored ESOP benefit payable to a Participant hereunder shall be paid in a single lump sum as soon as practicable following the last day of the calendar year in which the Participant's Termination of Service occurs and shall be in an amount determined pursuant to section 3.2(a) above. Notwithstanding the foregoing, a Participant may, within 30 days after first becoming eligible to participate in the Plan for purposes of receiving a restored ESOP benefit, specify that such restored ESOP benefit be paid in a different form or commencing at a different time by filing a written election, in such form and manner as the Committee may prescribe, within such 30-day period.

                                  Article IV
                                  ----------

                                Death Benefits
                                --------------

          Section 4.1   Supplemental ESOP Death Benefits.
                        --------------------------------

          If a Participant who is eligible for a supplemental ESOP benefit under section 31 dies before the payment of such benefit begins, a supplemental ESOP benefit shall be payable to the Participant's Beneficiary under this Plan in amount equal to the balance credited to the bookkeeping account established for the Participant under section 31(b). Such benefit shall be paid in a single lump as soon as practicable following the death of the Participant, and the bookkeeping account established for such Participant pursuant to section 31(b) shall continue to be adjusted as provided therein through the last day of the last calendar month to end prior to the date of payment.

          Section 4.2   Restored ESOP Death Benefits.
                        ----------------------------

          If a Participant who is eligible for a restored ESOP benefit under section 3.2 dies before the payment of such benefit begins, a restored ESOP benefit shall be payable to the Participant's Beneficiary under this Plan in amount determined pursuant to section 3.2(b). Such benefit shall be paid in a single lump as soon as practicable following the death of the Participant.

           Section 4.3   Beneficiaries.
                         -------------

          A Participant or Former Participant may designate a Beneficiary or Beneficiaries to receive any survivor benefits payable under the Plan upon his or her death. Any such designation, or change therein or revocation thereof, shall be made in writing in the form and manner prescribed by the Committee, shall be revocable until the death of the Participant, and shall thereafter be irrevocable; provided, however, that any change or revocation shall be effective only if received by the Committee prior to the Participant's or Former Participant's death. If a Participant or Former Participant shall die without having effectively named a Beneficiary, he or she shall be deemed to have named his or her estate as his sole Beneficiary. If a Participant or Former Participant and his or her designated Beneficiary shall die in circumstances which give rise to doubt as to which of them shall have been the first to die, the Participant or Former Participant shall be deemed to have survived the Beneficiary. If a Participant or Former Participant designates more than one Beneficiary, all shall be deemed to have equal shares unless the Participant or Former Participant shall expressly provide otherwise.

                                   Article V
                                   ---------

                                  Trust Fund
                                  ----------

          Section 5.1    Establishment Of Trust.
                         ----------------------

          The Company may establish a trust fund which may be used to accumulate funds to satisfy benefit liabilities to Participants, Former Participants and their Beneficiaries under the Plan; provided, however, that the assets of such trust shall be subject to the claims of the creditors of the Company in the event that it is determined that the Company is insolvent; and provided, further, that the trust agreement shall contain such terms, conditions and provisions as shall be necessary to cause the Company to be considered the owner of the trust fund for federal, state or local income tax purposes with respect to all amounts contributed to the trust fund or any income attributable to the investments of the trust fund. The Company shall pay all costs and expenses incurred in establishing and maintaining such trust. Any payments made to a Participant, Former Participant or Beneficiary from a trust established under this section 51 shall offset payments which would otherwise be payable by the Company in the absence of the establishment of such trust. Any such trust will conform to the terms of the model trust prescribed by Revenue Procedure 92-64, as the same may be modified from time to time.

          Section 5.2   Contributions To Trust.
                        ----------------------

          If a trust is established in accordance with section 51, the Company shall make contributions to such trust in such amounts and at such times as may be specified by the Committee or as may be required pursuant to the terms of the agreement governing the establishment and operation of such trust.

          Section 5.3   Unfunded Character Of Plan.
                        --------------------------

          Notwithstanding the establishment of a trust pursuant to section 51, the Plan shall be unfunded for purposes of the Code and ERISA. Any liability of the Bank, the Company or another Participating Employer to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank, the Company or such other Participating Employer. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Bank, the Company or any other Participating Employer.

                                  Article VI
                                  ----------

                                Administration
                                --------------

          Section 6.1   The Committee.
                        -------------

          Except for the functions reserved to the Company or the Board, the administration of the Plan shall be the responsibility of the Committee. The Committee shall have the power and the duty to take all actions and to make all decisions necessary or proper to carry out the Plan. The determination of the Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive and binding. Any discretionary actions to be taken under the Plan by the Committee shall be uniform in their nature and applicable to all persons similarly situated. Without limiting the generality of the foregoing, the Committee shall have the following powers:

          (a) to furnish to all Participants, upon request, copies of the Plan and to require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition to receiving any benefits under the Plan;

          (b) to make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;

          (c) to interpret the Plan, and to resolve ambiguities, inconsistencies and omissions, and the determinations of the Committee in respect thereof shall be binding, final and conclusive upon all interested parties;

          (d) to decide on questions concerning the Plan in accordance with the provisions of the Plan;

          (e) to determine the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan, to hear and decide claims for benefits, and to provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part;

          (f) to designate a person, who may or may not be a member of the Committee, as "plan administrator" for purposes of the ERISA;

          (g) to allocate any such powers and duties to or among individuals of the Committee; and

          (h) the power to designate persons other than Committee members to carry out any duty or power which would otherwise be a responsibility of the Committee or Administrator, under the terms of the Plan.

          Section 6.2   Liability of Committee Members and Their Delegates.
                        --------------------------------------------------

          To the extent permitted by law, the Committee and any person to whom it may delegate any duty or power in connection with administering the Plan, the Bank, the Company, any Participating Employer, and the officers and directors thereof, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in the reliance upon, any actuary, counsel, accountant, other specialist, or other person selected by the Committee, or in reliance upon any tables, valuations, certificates, opinions or reports which shall be furnished by any of them. Further, to the extent permitted by law, no member of the Committee, nor the Bank, the Company, any Participating Employer, nor the officers or directors thereof, shall be liable for any neglect, omission or wrongdoing of any other members of the Committee, agent, officer or employee of the Bank, the Company or any Participating Employer. Any person claiming benefits under the Plan shall look solely to the Participating Employer for redress.

          Section 6.3   Plan Expenses.
                        -------------

          All expenses incurred prior to the termination of the Plan that shall arise in connection with the administration of the Plan (including, but not limited to administrative expenses, proper charges and disbursements, compensation and other expenses and charges of any actuary, counsel, accountant, specialist, or other person who shall be employed by the Committee in connection with the administration of the Plan), shall be paid by the Company.

          Section 6.4   Facility of Payment.
                        -------------------

          If the Company is unable to make payment to any Participant, Former Participant, Beneficiary, or any other person to whom a payment is due under the Plan, because it cannot ascertain the identity or whereabouts of such Participant, Former Participant, Beneficiary, or other person after reasonable efforts have been made to identify or locate such person (including a notice of the payment so due mailed to the last known address of such Participant, Former Participant, Beneficiary, or other person shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Participant, Former Participant, Beneficiary or other person shall be forfeited 24 months after the date such payment first became due; provided, however, that such payment and any subsequent payments shall be reinstated, retroactively, no later than 60 days after the date on which the Participant, Former Participant, Beneficiary, or other person is identified or located.


                                  Article VII
                                  -----------

                           Amendment and Termination
                           -------------------------

          Section 7.1   Amendment by the Company.
                        ------------------------

          The Company reserves the right, in its sole and absolute discretion, at any time and from to time, by action of the Board, to amend the Plan in whole or in part. In no event, however, shall any such amendment adversely affect the right of any Participant, Former Participant or Beneficiary to receive any benefits under the Plan in respect of participation for any period ending on or before the later of the date on which such amendment is adopted or the date on which it is made effective.

          Section 7.2   Termination.
                        -----------

          The Company also reserves the right, in its sole and absolute discretion, by action of the Board, to terminate the Plan. In such event, undistributed benefits attributable to participation prior to the date of termination shall be distributed as though each Participant terminated employment with the Bank, the Company and all other Participating Employers as of the effective date of termination of the Plan.

          Section 7.3   Amendment Or Termination By Other Employers.
                        -------------------------------------------

          In the event that a corporation or trade or business other than the Company shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower the Company to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in sections 71 and 72; provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and any amounts set aside to provide for the satisfaction of benefit liabilities with respect to employees of such corporation or trade or business shall be segregated from the assets set aside for the purposes of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.

                                  Article VII
                                  -----------

                           Miscellaneous Provisions
                           ------------------------


          Section 8.1   Construction And Language.
                        -------------------------

          Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and the masculine gender may be read as referring equally to the feminine gender or the neuter. Any reference to an Article or section shall be to an Article or section of the Plan, unless otherwise indicated. If there is any conflict between such headings and the text of the Plan, the text shall control.

          Section 8.2   Headings.
                        --------

          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

          Section 8.3   Non-Alienation of Benefits.
                        --------------------------

          Except as may otherwise be required by law, no distribution or payment under the Plan to any Participant, Former Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant, Former Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge encumber or charge any such distribution or payment, voluntarily or involuntarily, the Committee, in its sole discretion, may cancel such distribution or payment or may hold or cause to be held or applied such distribution or payment, or any part thereof, to or for the benefit of such Participant, Former Participant or Beneficiary, in such manner as the Committee shall direct; provided, however, that no such action by the Committee shall cause the acceleration or deferral of any benefit payments from the date on which such payments are scheduled to be made.

          Section 8.4   Indemnification.
                        ---------------

          The Company shall indemnify, hold harmless and defend each Participant, Former Participant and Beneficiary, against their reasonable costs, including legal fees, incurred by them or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce the obligations of the Bank, the Company and any other Participating Employer under the terms of the Plan.

          Section 8.5   Severability.
                        ------------

          A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

          Section 8.6   Waiver.
                        ------

          Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

          Section 8.7   Governing Law.
                        -------------

          The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. Any payments made pursuant to this Plan are subject to and conditioned upon their compliance with 12 U.S.C. (S) 1828(k) and any regulations promulgated thereunder.

          Section 8.8   Withholding.
                        -----------

          Payments from this Plan shall be subject to all applicable federal, state and local income withholding taxes.

          Section 8.9   No Deposit Account.
                        ------------------

          Nothing in this Plan shall be held or construed to establish any deposit account for any Participant or any deposit liability on the part of the Bank. Participants' rights hereunder shall be equivalent to those of a general unsecured creditor of each Employer.

          Section 8.10  Rights of Employees.
                        -------------------

          No Employee shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan. The establishment of the Plan shall not be construed as conferring upon any Employee or other person any legal right to a continuation of employment or to any terms or conditions of employment, nor as limiting or qualifying the right of a Participating Employer to discharge any Employee.

           Section 8.11  Status of Plan Under ERISA.
                         --------------------------

          The Plan is intended to be (a) to the maximum extent permitted under applicable laws, an unfunded, non-qualified excess benefit plan as contemplated by section 3(36) of ERISA for the purpose of providing benefits in excess of the limitations imposed under section 415 of the Code, and (b) to the extent not so permitted, an unfunded, non-qualified plan maintained primarily for the purpose of providing deferred compensation for highly compensated employees, as contemplated by sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Plan is not intended to comply with the requirements of section 401(a) of the Code or to be subject to Parts 2, 3 and 4 of Title I of ERISA. The Plan shall be administered and construed so as to effectuate this intent.

          Section 8.12  Successors and Assigns.
                        ----------------------

          The provisions of the Plan will inure to the benefit of and be binding upon the Participants and their respective legal representatives and testate or intestate distributes, and each Participating Company and their respective successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of any Participating Company may be sold or otherwise transferred.